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                                  EXHIBIT 10.7

                        INDEPENDENT CONTRACTOR AGREEMENT

         This Independent Contractor Agreement dated April 5,1997 by and between DOWNTOWN FORT WORTH, INC., a Texas nonprofit Association hereinafter referred to as DFWI, and Precis Smart Card Systems located at P.O. Box 20703, Oklahoma City, OK 73156, hereinafter referred to as "Contractor," agree as follows:

         1) Contractor will provide the following service and supervisory
            Support:

                  Coordination, implementation and supervision of Smart card system for the 1997 MAIN ST. Fort Worth Arts Festival.

         2) Effective this date, Contractor agrees to provide those services requested by DFWI in connection with preparations for and the conduct of the MAIN ST. Fort Worth Arts Festival scheduled for downtown Fort Worth from the 10th day of April through the 13th day of April, 1997.

         3) In the manner services shall be performed on any particular day, will be entirely within the control of the Contractor. Furthermore, the methods employed by the Contractor in the rendition of such specialized services shall be exclusively within the control of the Contractor, and DFWI's only concern is that the specialized services be rendered in a reasonable and prudent manner similar to such services as may be rendered by other persons or parties in Tarrant County, Texas.

         4) DFWI will pay Contractor for such specialized services the amount of $20,000 00 "Fee" for 10,000 functional MAIN ST. Fort Worth Arts Festival smart cards (equally divided in $10 [18 units], $15 [27 units], $20 [36 units] denominations). In addition, DFWI will pay 50% of unused balance of aforementioned functional smart cards as affirmed and verified by both parties, and reasonable travel expenses not to exceed $1,500.00.

         5) DFWI and Contractor agree that this independent Contractor Agreement shall remain in force for a period commencing April 5, 1997 Until April 14, 1997 or until all related MAIN ST. Fort Worth Arts Festival responsibilities are completed, whichever is latest.

         6) This Independent Contractor Agreement calls for the performance of the services of Contractor as an independent contractor, and Contractor will not be considered an employee of DFWI for any purpose.

         7) Contractor is solely liable for any federal income and withholding taxes, unemployment taxes, FICA taxes, and worker's compensation payments and premiums attributable to Contractor. Contractor shall indemnify DFWI for any liability resulting from such taxes and sums.

         8) Contractor is solely liable for any losses or damages resulting from Contractor's performance of any services covered by this Agreement. Contractor shall indemnify DFWI and Downie Productions, Inc. for any liability, including cost and expenses and reasonable attorneys' fees, resulting from Contractor's performance of the services contemplated by this Independent Contractor Agreement.

         9) The Contractor expressly understands and agrees that he is an independent contractor and he is not an employee of the purchaser and that the purchaser shall not carry any form of insurance covering the Contractor, or his employees, such as health or accident insurance, workman's compensation or general liability insurance.

         10) This independent Contractor Agreement may not be assigned by Contractor without the consent of DFWI.

In Witness whereof, the parties have executed this agreement on the date herein above set forth.

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                                       DOWNTOWN FORT WORTH, INC.

                                       By /S/KENNETH R.  DEVERO
                                          --------------------------------------
                                               Kenneth R. Devero

                                       PRECIS SMART CARD SYSTEMS, INC.

                                       By /S/JIM LOUT
                                          --------------------------------------
                                               Jim Lout
                                               Precis Smart Card Systems
                                               P.O. Box 20703
                                               Oklahoma, OK 73156



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